Emerald Holding, Inc. September 2020 Exhibit 99.1

Notes Forward-Looking Statements This document contains certain forward-looking statements regarding Emerald Holding, Inc. (the “Company”), including, without limitation, the Company’s ability to recover proceeds under its current event cancellation insurance policy and the timing and amount of any such insurance recoveries. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management that, although they are believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results to differ materially. In particular, statements regarding the potential continuing impact of the pandemic outbreak of COVID-19 on the Company’s business and the expected return to organic growth; projected recurring revenue from customer retention rates; and projected cost savings are each forward-looking statements. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts.

Carve out from Nielsen by Onex Corp (“Onex”) in June 2013 19 acquisitions over 2014-2020 period, totaling ~$679 million in capital deployed IPO in April 2017; Onex ownership currently ~85% on as converted basis New management team brought in over last 12 months to optimize operations and build organizational platform for growth Emerald at a Glance 150+ 1.9mm 100% 15mm Live Events & Media Properties Customers Insurance Coverage for Communicable Diseases Website Visitors Employees Across 11 Offices ~500 Annual NSF Renewal Rate ~80% ~7mm Annual Net Square Feet of Exhibition Space 20k+ Exhibitors Note: Attendance metrics relate to 2019

Investment Highlights Significant Opportunity In Large, Fragmented Market Diversified Portfolio of Market-Leading Brands Powerful Event-Level Economics Significant Inorganic Growth Opportunities Experienced Management Team Turnaround Momentum & New Data-Driven Strategic Initiatives 1 2 3 4 5 6

Steady Attendee Growth Strong Pre-COVID Growth Trajectory The US Is The Largest Trade Show Market Significant Opportunity In Large, Fragmented Market Sources: AMR International (Globex 2020 Update) The Company is the largest US-based player – the largest B2B trade show market in the world, by far Consistent history of industry growth in the US B2B market Over 9,400 B2B trade shows in the US; significant association ownership The largest trade show organizers represent only a small portion of the overall market (both in the US and globally) History of sustained ability to attract attendees to shows >5% CAGR (Pre-COVID) Global Market Size ($bn) Top Countries By Trade Show Market Size ($bn) US Attendees (mm) 1 Top 10 Event Organizers % of Global Market Top Event Organizers Are Small Part of Overall Market # Country Market Size 1. United States $14.7 2. China $3.4 3. Germany $1.9 4. United Kingdom $1.7 5. France $1.7 Top 5 Markets $23.4 22% 78% Top 10 Event Organizers (Including Emerald) Rest of Market $24.0 $25.4 $26.3 $27.8 $29.6 2015 2016 2017 2018 2019 31 31 31 31 29 30 31 32 32 32 33 33 34 ‘05 ‘06 ‘07 ‘08 ‘09 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18

Well-balanced and diversified Largest five brands (9 events) represented <40% of 2019 revenues 91% of 2019 revenues from Live Events Trade show franchises typically hold market-leading positions within their respective industry verticals Other Marketing Services (OMS) contributed 9% of 2019 revenues All publications complement our trade show portfolio Retail Design & Construction Technology Equipment Safety Diversified Portfolio of Market-Leading Brands 2

Attractive recurring revenue stream with ~80% of customers returning each year (pre Covid-19 impact) Favorable cash collection cycle: Exhibitors largely pay in full in advance of each trade show, whereas the bulk of expenses are paid close to or after the show Attractive cost structure with 30% of event-level costs fixed vs. 70% variable Ability to adapt event-level fixed costs based on lead-time for any postponement / cancellation Powerful Event-Level Economics 3 Exhibitor Retention Rate (%) 79% 84% 82% 80% 80% 79% 81% 2014A 2015A 2016A 2017A 2018A 2019A 2020E W/Winback

A large universe of independent trade shows still exists globally; the Top 15 independent shows in the US alone represent a >$250mm revenue opportunity Top 250 Events: 63.1mm total net square footage 3.2mm total attendees 187,336 total exhibiting companies Tangential revenue opportunities abundant in marketing services, digital media, exhibitor and attendee education, etc. Management team with significant experience in M&A execution and integration Recent capital raise/strong balance sheet present opportunity to take advantage of current market disruption Source: TSNN Top Trade Show Lists Significant Inorganic Growth Opportunities 4

Experienced Management Team 5 Brian Field Interim President & CEO Joined the Company in June 2019 as Chief Operating Officer Has over 20 years of experience across both B2B and B2C industries, including 8 years at UBM Americas as COO and previously as Managing Director of UBM Medica Earlier in his career, held senior positions at Turner Broadcasting and Omnicom David Doft Chief Financial Officer Joined the Company in January 2020 Most recently served as CFO of MDC Partners for the last 12 years, as well as interim Co-CEO in early 2019 as MDC Partners underwent a strategic review Prior to MDC Partners, David spent 14 years as a sell-side analyst and portfolio manager in TMT at Cobalt Capital, DLJ Securities, ABN AMRO/ING Barings Furman Selz, and CIBC World Markets

Attracting Experienced Talent – Recent Additions 5 Mitch Gendel General Counsel & Corporate Secretary 30+ years of legal experience in supporting marketing companies Previous experience: MDC Partners, Interpublic Group of Companies Lori Silva EVP, Retail 30+ years of events and media experience Previous experience: Informa/UBM, Blenheim Jessica Blue EVP, Connect 20+ years of events and media experience Previous experience: Informa/Advanstar, Miller Freeman Angelique Carbo EVP, People & Culture 30+ years of human resources experience Previous experience: Selective Insurance, ABM Industries, Merck, GE, Eli Lilly, Arthur Andersen Amy Sklar EVP, Customer Solutions 20+ years of events and media experience Previous experience: Informa/UBM, CMP Media Rafael Hines VP, Strategy 10 years of retail, technology and e-Commerce experience Previous experience: Barneys New York, Michael Kors, Bank of America Sanjay Vanjara Sr. Director, Procurement 20 years of strategic sourcing/purchasing and BPO experience Previous experience: Gartner, Bristol Myers Squibb, Revlon, GE

Turnaround Momentum & New Data-Driven Strategic Initiatives 6

In response to COVID-19, immediate efforts around Cash preservation and cost mitigation Customer and operational triage with the surge of event cancellations and postponements Event cancellation insurance claim filings expected to restore majority of budgeted amount of gross profit in 2020 and 2021 Maintaining and building on customer contact, engagement and demonstrating value to customer communities Innovate and launch new digital products to add permanent incremental revenue streams Strategy to navigate this period and successfully emerge outlined in five components, from early protection measures through the beginning of returning to shows staging. Thrust of these efforts includes: New customer acquisition channels Accelerated innovation focused on digital product alternatives that offer immediate revenue and form basis of future digital streams data consolidation and supporting analytics Sales and marketing organizational realignments Further portfolio consolidation and incremental cost reductions Rapid Evolution Through Crisis

The transition is well underway New management team Strategy reset, driven by data and technology, focused on: Improved customer satisfaction and engagement Diversification of revenue streams and increased innovation Greater discipline and accountability Initiatives in place expected to return Emerald to organic growth post-COVID-19 Management team is confident that our strategy reset and renewed focus on execution will drive improved financial performance over time Resetting the Table

Strategy Reset Focus on Customer Satisfaction Diversify Revenue Streams Operate Efficiently and Cost Effectively Pursue Attractive Acquisitions 1 2 3 4 Financial Goals: Sustainable organic revenue growth, at or above industry levels Solid and consistent growth in Adjusted EBITDA at attractive profit margins Accelerated free cash flow growth to drive shareholder returns

Strategy Reset Growth Strategy #1: Focus on Customer Satisfaction Implement “Event Plans” that standardize marketing and sales plan Track key customer and financial metrics to ensure improved performance Enhance post-event research and analysis Refine and consolidate customer data to improve quality, creating single view of customer activity across products Enhance the event experience, with an emphasis on measureable on-site experiences, education, and curated matchmaking Leverage and expand our content assets to strengthen year-round engagement Implement broad value-based pricing approach to improve transparency and customer satisfaction while driving yield improvement

Strategy Reset Increase sponsorship and advertising revenues Apply best practices and develop new products and packages Increase conference revenues Improve quality, marketing effectiveness, and operating efficiency Increase hosted-buyer revenues Continue to launch new and spin-off hosted buyer events Leverage CPMG as the center of excellence for launches in other Emerald markets Add new categories and launch new events More aggressive approach on developing new events/categories/products in existing and adjacent markets Add new recurring revenue streams – including content, exhibitor and attendee education, etc. Growth Strategy #2: Diversify Revenue Streams

Strategy Reset Growth Strategy #3: Operate Efficiently & Cost Effectively Improve financial rigor Standardize procedures and share best practices across portfolio Critically assess the impact/ROI of all spending and investments Centralize activities to drive efficiencies and scalability Build out procurement function under recently hired, first ever procurement lead Review and renegotiate all major cost items Increase marketing and sales effectiveness through consolidation and application of best practices, enhanced tools and skill upgrades Project $15-20 million reduction in annual run rate costs

Strategy Reset Growth Strategy #4: Pursue Attractive Acquisitions Focus on acquisitions that meaningfully strengthen our existing brands, or where Emerald adds incremental value that should enhance the acquisition target’s rate of growth Opportunistically acquire trade shows in financial distress Pursue new growth verticals that further increase Emerald’s end market diversity Leverage existing customer database to evaluate new events, media, research, technology and data businesses

Summary of Emerald’s Event Cancellation Policy and Coverage Insurance Policy Coverage: As previously disclosed in recent SEC filings, Emerald maintains event cancellation insurance to protect against losses due to the unavoidable cancellation, postponement, relocation and enforced reduced attendance at events. COVID-19 included: Importantly, Emerald is insured for event cancellation caused by the outbreak of communicable diseases, such as COVID-19, when the cancellation arises for reasons within the scope of the policy. Substantial policy limits in each of 2020 and 2021: Primary event cancellation policy covers up to an aggregate limit of $191.1 million in 2020, and $191.4 million in 2021, if losses arise for reasons within the scope of the policy. In addition, Emerald maintains a separate event cancellation insurance policy for the Surf Expo Summer 2020 and Surf Expo Winter 2021 shows, with respective coverage limits of $6 million and $7.7 million. Additional terms: No deductible; policy covers the unavoidable cancellation, postponement, or relocation of an event as well as the impact of enforced reduced attendance.

Update on Emerald’s Event Cancellation Policy and Coverage Active Claims Processing Ongoing; Initial Confirmation of Coverage by Insurers Claims Submissions: Emerald continues to process claims for each event cancelled or impacted to date by circumstances related to the COVID-19 pandemic in 2020. Through September 30, 2020, Emerald has submitted claims representing an aggregate of approximately $137.1 million million of losses for 41 events through September 2020. These claims are subject to review and adjustment, but if accepted in their entirety, would cover the lost profit contribution that was budgeted for the events submitted. Confirmation of coverage. As of September 30, 2020, Emerald has received positive confirmation from the insurers that the initial 20 event claims submitted are within the scope of the policy. All other recently submitted claims remain under review by the insurers. Claim Payments. Through September 30, 2020, Emerald has received interim claim payments in the aggregate amount of $54.8 million and has received approval for approximately $9.5 million in additional pending claim prepayments, with final claim amounts subject to ongoing claim adjustment review. Insurance claim proceeds will be recorded as Other Income in the Company’s income statement. No assurance on final amount of insurance proceeds. While there is no assurance that the insurance carriers will agree that all of Emerald’s claims submitted through September 2020 are covered under the policy, as discussed previously we believe that substantially all shows that have been cancelled or postponed due to COVID-19 to date should qualify as covered losses with respect to Emerald’s event cancellation insurance given the similarity of facts and circumstances to the initial approved claims.

Insurance Illustrative Calculation Calculation of Insurance Coverage; Illustrative Calculation: Emerald’s policy provides coverage for the budgeted amount of gross revenues (less avoided costs but including certain costs relating to the taking of remedial action), for individual events and conferences occurring within a calendar year. An illustrative example of the application of this calculation is provided below Below is a theoretical example of an event with a budget of $10,000 of gross revenue and $5,000 of profit contribution In this scenario, there are $5,000 of budgeted costs. Prior to cancellation, $3,000 of actual costs were spent and incurred. Therefore, $2,000 of costs were avoided. The illustration also assumes one-time costs for cancellation of contracts of $200 Therefore, the insurance claim is calculated at $10,000 of budgeted gross revenue, minus the $2,000 of costs avoided, plus $200 of one-time costs. The net amount of this calculation is equal to $8,200, which would be Emerald’s projected insurance claim recovery, to be applied against the $191 million annual policy limit for the calendar year As the Check in the illustration indicates, this delivers the budgeted $5,000 of profit contribution to Emerald Budget Sunk Costs Claim + Gross Revenue 10,000 10,000 - Cost of Sales (5,000) 3,000 (2,000) Profit Contribution Budgeted 5,000 + One-Time Costs Related to Cancellation or Postponement (Cancellation Fees, etc) 200 = Total Claim 8,200 Check Total Claim 8,200 - Sunk Costs (3,000) - One Time Costs Related to Cancellation or Postponement (Cancellation Fees, etc) (200) = Profit Contribution Recovered Post Insurance Claim 5,000

Second Quarter 2020 Financial Results

Second quarter and YTD results negatively impacted by cancellations due to the COVID-19 pandemic Continue to focus on improving operational efficiencies across the company through the first half of 2020 Successfully reduced Emerald’s annual fixed cost run rate by over $15 million Issued preferred stock raising $400 million of proceeds Cash on hand currently exceeds $325 million with zero revolver balance as of September 30, 2020 Company remains well capitalized following capital raise with under 2x net debt to Consolidated EBITDA leverage, providing ample cushion to make the right decisions for customers while continuing to invest in the Company Second Quarter 2020 Highlights and Current Liquidity Position Adj. EBITDA Adj. Diluted EPS Net Income Adj. Net Income ($ in Millions) ($ in Millions) ($ in Millions) (1)See slide 25 of this presentation for a reconciliation of Adjusted Net Income (2)See slide 26 of this presentation for a reconciliation of Adjusted EBITDA (3)See slide 27 of this presentation for a reconciliation of Adjusted Diluted EPS $11.4 $9.9 2Q’19 2Q’20 $19.5 $20.4 2Q’19 2Q’20 $36.5 $33.2 2Q’19 2Q’20 $0.27 $0.29 2Q’19 2Q’20

Appendix

Adjusted Net Income Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 (dollars in millions) (share data in thousands, except per share data) (unaudited) Net income (loss) $ 9.9 $ 11.4 $ (560.2) $ 37.9 Add (deduct): Stock-based compensation 1.1 2.6 2.7 4.2 Deferred revenue adjustment - 0.1 - 0.2 Goodwill impairment charges(1) - - 564.0 - Intangible asset impairment charges(2) - - 59.4 - Other items(3) 1.2 0.9 5.2 2.2 Amortization of deferred financing fees and discount 0.4 0.4 0.7 0.7 Amortization of acquired intangible assets 11.5 12.5 23.6 25.1 Scheduling adjustments - (4.7) - (6.3) Tax adjustments related to non-GAAP adjustments(4) (3.7) (3.7) (47.8) (7.0) Adjusted Net Income $ 20.4 $ 19.5 $ 47.6 $ 57.0 Adjusted basic earnings per share $ 0.29 $ 0.27 $ 0.67 $ 0.79 Adjusted diluted earnings per share $ 0.29 $ 0.27 $ 0.67 $ 0.78 Basic weighted average common shares outstanding 71,444 71,905 71,413 71,866 Diluted weighted average common shares outstanding 71,470 72,965 71,447 72,995 UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (1) Represents non-cash goodwill impairment charges described in Note 1 to Schedule 2 above. (2) Represents non-cash intangible asset impairment charges described in Note 2 to Schedule 2 above. (3) Represents other items described in Note 3 to Schedule 2 above. (4) Reflects application of U.S. federal and state enterprise tax rate of 26.2% and 31.3% for the three months ended June 30, 2020 and 2019, respectively. For the six months ended June 30, 2020, represents the application of U.S. Federal and state enterprise tax rate of 25.7% to non-impairment related items and the actual tax effect of non-cash impairment charges of $39.6 million. For the six months ended June 30, 2019, represents the application of U.S. Federal and state enterprise tax rate of 26.8%.

Adjusted EBITDA Three Months Ended June 30 Six Months Ended June 30 2020 2019 2020 2019 (dollars in millions) (unaudited) Net income (loss) $ 9.9 $ 11.4 $ (560.2) $ 37.9 Add (deduct): Interest expense 5.6 7.8 12.3 15.8 Provision for (benefit from) income taxes 3.2 5.2 (51.6) 13.9 Goodwill impairment charges(1) - - 564.0 - Intangible asset impairment charges(2) - - 59.4 - Depreciation and amortization 12.2 13.2 25.0 26.4 Stock-based compensation 1.1 2.6 2.7 4.2 Deferred revenue adjustment - 0.1 - 0.2 Other items(3) 1.2 0.9 5.2 2.2 Scheduling adjustments - (4.7) - (6.3) Adjusted EBITDA $ 33.2 $ 36.5 $ 56.8 $ 94.3 UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (1) For the six months ended June 30, 2020, represents a non-cash charge of $564.0 million for goodwill in connection with the Company’s interim testing of goodwill for impairment. (2) Intangible asset impairment charges for the six months ended June 30, 2020 represent non-cash charges of $46.2 million and $13.2 million for certain indefinite-lived intangible assets and definite-lived intangible assets, respectively, in connection with the Company’s interim testing of intangibles for impairment. (3) Other items for the three months ended June 30, 2020 included: (i) $1.0 million in transition costs, including a one-time severance expense of $0.9 million, (ii) $0.6 million in non-recurring legal, audit and consulting fees, offset by (iii) a $0.4 million reduction to expense related to the remeasurement of contingent consideration. Other items for the three months ended June 30, 2019 included: (i) $0.1 million in transaction costs in connection with certain acquisition transactions, (ii) $0.7 million in transition costs and (iii) $0.1 million in non-recurring legal, audit and consulting fees. Other items for the six months ended June 30, 2020 included: (i) $4.4 million in transition costs, including one-time severance expense of $2.8 million, (ii) $0.8 million in non-recurring legal, audit and consulting fees and (iii) $0.4 million in transaction costs in connection with certain acquisition transactions offset by (iv) $0.4 million reduction to expense related to the remeasurement of contingent consideration. Other items for the six months ended June 30, 2019 included: (i) $0.6 million in transaction costs in connection with certain acquisition transactions, (ii) $1.4 million in transition costs and (iii) $0.2 million in non-recurring legal, audit and consulting fees.

Adjusted Diluted Earnings Three Months Six Months Ended June 30, Ended June 30, 2020 2019 2020 2019 (dollars in millions) (share data in thousands, except per share data) (unaudited) Net income (loss) and Comprehensive income (loss) attributable to Emerald Holding, Inc. $ 9.9 $ 11.4 $ (560.2) $ 37.9 Accumulated accretion on 7% Series A Convertible Participating Preferred Stock (0.1) – (0.1) – Participation rights on if-converted basis   (0.2)   –   –   – Net income (loss) and comprehensive income (loss) attributable to Emerald Holding, Inc. common shareholders $ 9.6 $ 11.4 $ (560.3) $ 37.9 Weighted average common shares outstanding   71,444   71,905   71,413   71,866 Basic earnings per share $ 0.13 $ 0.16 $ (7.85)   $ 0.53 Net income (loss) and comprehensive income (loss) attributable to Emerald Holding, Inc. common shareholders $ 9.6 $ 11.4 $ (560.3) $ 37.9 Diluted effect of stock options 26 1,060 – 1,129 Diluted weighted average common shares outstanding   71,470   72,965   71,413   72,995 Diluted earnings per share $ 0.13 $ 0.16 $ (7.85)   $ 0.52 Anti-dilutive employee share awards excluded from diluted earnings per share calculation 5,978 3,777 5,957 3,777